SUBJECT TO REVISION

COMPUTATIONAL MATERIALS AS REVISED JULY 8, 2003

$675,000,000 (Approximate)

GMAC RFC (GRAPHIC OMITTED)

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS6

AGGREGATE statistical collateral pool

RASC Series 2003-KS6 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

July 8, 2003

CREDIT SUISSE FIRST BOSTON (GRAPHIC OMITTED)

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Characteristics of Initial Contracts

Total Collateral Pool

Mortgage Loan Characteristics Summary Report
	Total	Minimum	Maximum
Statistical Calculation Date Aggregate Principal Balance	$644,510,623.08	$24,000.00	$513,954.13
Number of Loans	4,638
Average Current Loan Balance	$138,963	$24,000	$513,954
(1)Weighted Average Original Loan-to-Value Ratio	81.54%	19. 00%	95.00%
(1)Weighted Average Mortgage Rate	7.4022%	4.600%	11.650%
(1) Weighted Average Note Margin	6.9948%	3.500%	11.850%
(1) Weighted Average Maximum Mortgage Rate	13.8996%	9.625%	18.650%
(1) Weighted Average Minimum Mortgage Rate	7.5675%	4.600%	11.850%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	26
(1) Weighted Average Remaining Term to Maturity (months)	359	239	360
(1) Weighted Average Credit Score	613	466	796

(1) Weighted Average reflected in Total
	Range	Percent of Statistical Calculation Date Principal Balance

Product Type	Adjustable	100.00%

Lien	First	100.00%

Property Type	Single-family detached	82.71%
	2 to 4 Family	5.37%
	Planned Unit Developments (detached)	5.63%
	Condo Low-Rise (less than 5 stories)	3.66%
	Planned Unit Developments (attached)	1.70%
	Townhouse	0.48%
	Manufactured Home	0.45%

Occupancy Status	Primary Residence	94.49%
	Non Owner Occupied	4.88%
	Second/Vacation	0.63%

Documentation Type	Full Documentation	80.09%
	Reduced Documentation	19.91%

Geographic Distribution	California	23.20%
	Michigan	7.80%
	Florida	5.84%
	Illinois	4.74%

Number of States (including DC)		51

Loans with Mortgage Insurance		66.93%
(either borrower paid primary insurance policy or the Mortgage Insurance Policy)

Loans with Prepayment Penalties		84.46%

Servicer	HomeComings	88.81%

Credit Score Distribution of the Mortgage Loans
range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	weighted average loan-to-value ratio
-499 or Less	35	$3,579,187	0.56%	$102,262	76.00%
500 - 519	84	8,835,017	1.37	105,179	73.22
520 - 539	206	24,969,199	3.87	121,210	74.67
540 - 559	421	51,881,446	8.05	123,234	79.80
560 - 579	563	72,214,883	11.20	128,268	81.62
580 - 599	642	85,372,181	13.25	132,978	81.62
600 - 619	814	116,633,289	18.10	143,284	82.76
620 - 639	736	109,554,777	17.00	148,852	83.10
640 - 659	482	71,964,868	11.17	149,305	81.79
660 - 679	256	38,531,287	5.98	150,513	81.11
680 - 699	152	23,511,190	3.65	154,679	81.64
700 - 719	112	17,293,931	2.68	154,410	82.58
720 - 739	53	9,463,964	1.47	178,565	81.68
740 - 759	30	4,330,919	0.67	144,364	82.73
760 or greater	32	5,416,285	0.84	169,259	83.07
Subtotal with Credit	4,618	643,552,423	99.85	139,357	81.55
Not Available	20	958,200	0.15	47,910	73.71
TOTAL	4,638	$644,510,623	100.00%	$138,963	81.54%

As of the cut-off date, the weighted average credit score of the Mortgage Loans will be approximately 613.

Original Mortgage Loan Principal Balances of the Mortgage Loans
range of Original Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
0 to 100,000	1,691	$121,011,768	18.78%	$71,562	601	79.99%
100,001 to 200,000	2,108	299,850,248	46.52	142,244	612	81.86
200,001 to 300,000	666	161,201,569	25.01	242,044	618	81.61
300,001 to 400,000	153	53,397,757	8.29	349,005	627	82.68
400,001 to 500,000	19	8,535,327	1.32	449,228	643	83.76
500,001 to 600,000	1	513,954	0.08	513,954	560	85.00
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

As of the cut-off date, the average unpaid principal balance of the Mortgage Loans will be approximately $138,963.

Net Mortgage Rates of the Mortgage Loans
range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
2.500 - 2.999	14	$3,065,475	0.48%	$218,963	672	78.53%
3.000 - 3.499	98	20,743,054	3.22	211,664	652	78.91
3.500 - 3.999	270	50,495,742	7.83	187,021	641	79.60
4.000 - 4.499	535	88,418,983	13.72	165,269	631	81.20
4.500 - 4.999	659	98,359,435	15.26	149,256	628	82.37
5.000 - 5.499	730	99,728,815	15.47	136,615	626	82.70
5.500 - 5.999	554	72,804,166	11.30	131,415	617	83.02
6.000 - 6.499	397	49,371,368	7.66	124,361	605	82.91
6.500 - 6.999	334	43,591,968	6.76	130,515	595	81.43
7.000 - 7.499	330	42,827,080	6.64	129,779	580	81.10
7.500 - 7.999	259	30,489,515	4.73	117,720	562	80.15
8.000 - 8.499	239	25,665,279	3.98	107,386	557	81.11
8.500 - 8.999	102	9,212,128	1.43	90,315	543	79.06
9.000 - 9.499	56	4,994,869	0.77	89,194	530	75.47
9.500 - 9.999	44	3,377,606	0.52	76,764	524	71.03
10.000 - 10.499	11	814,821	0.13	74,075	549	63.21
10.500 - 10.999	5	476,092	0.07	95,218	538	83.27
11.000 - 11.499	1	74,227	0.01	74,227	504	55.00
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

As of the cut-off date, the weighted average net mortgage rate of the Mortgage Loans will be approximately 5.5794% per annum.

Mortgage Rates of the Mortgage Loans
range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
4.500 - 4.999	2	$615,582	0.10%	$307,791	695	88.33%
5.000 - 5.499	30	6,627,329	1.03	220,911	677	78.68
5.500 - 5.999	202	39,905,735	6.19	197,553	658	78.71
6.000 - 6.499	354	64,143,422	9.95	181,196	641	79.81
6.500 - 6.999	772	126,190,721	19.58	163,459	630	81.16
7.000 - 7.499	746	108,192,927	16.79	145,031	618	82.41
7.500 - 7.999	1,023	136,888,574	21.24	133,811	606	82.30
8.000 - 8.499	575	69,724,253	10.82	121,260	589	82.89
8.500 - 8.999	547	58,263,896	9.04	106,515	577	82.68
9.000 - 9.499	188	17,285,533	2.68	91,944	563	81.45
9.500 - 9.999	115	10,269,844	1.59	89,303	555	80.00
10.000 - 10.499	51	3,950,196	0.61	77,455	534	74.39
10.500 - 10.999	24	1,671,433	0.26	69,643	547	68.36
11.000 - 11.499	7	604,050	0.09	86,293	529	79.81
11.500 - 11.999	2	177,127	0.03	88,564	525	63.13
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

As of the cut-off date, the weighted average mortgage rate of the Mortgage Loans will be approximately 7.4022% per annum.

Original Loan-to-Value Ratios of the Mortgage Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	weighted average FICO
50.00 or less	94	$8,593,997	1.33%	$91,425	586
50.01 to 55.00	48	5,353,937	0.83	111,540	576
55.01 to 60.00	92	11,938,693	1.85	129,768	596
60.01 to 65.00	103	13,512,251	2.10	131,187	590
65.01 to 70.00	240	30,227,738	4.69	125,949	592
70.01 to 75.00	288	39,257,329	6.09	136,310	595
75.01 to 80.00	1,606	230,443,801	35.75	143,489	629
80.01 to 85.00	857	117,600,089	18.25	137,223	598
85.01 to 90.00	1,037	148,493,553	23.04	143,195	611
90.01 to 95.00	273	39,089,235	6.06	143,184	637
TOTAL	4,638	$644,510,623	100.00%	$138,963	613

As of the cut-off date, the weighted average loan-to-value ratio at origination of the Mortgage Loans will be approximately 81.54%.

Geographic Distribution of Mortgaged Properties of the Mortgage Loans
State	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
California	717	$149,510,907	23.20%	$208,523	627	80.35%
Michigan	476	50,282,116	7.80	105,635	603	81.35
Florida	318	37,667,820	5.84	118,452	607	80.80
Illinois	200	30,556,926	4.74	152,785	616	83.52
Texas	259	29,027,697	4.50	112,076	590	80.78
Minnesota	188	28,320,523	4.39	150,641	614	81.26
Wisconsin	213	23,402,747	3.63	109,872	609	81.87
Colorado	125	21,261,979	3.30	170,096	626	82.69
Massachusetts	91	19,838,749	3.08	218,008	617	77.53
Other	2,051	254,641,159	39.51	124,155	609	82.45
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

(1) Other includes states and the District Columbia with under 3% concentrations individually.

Mortgage Loan Purpose of the Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Purchase	1,773	$243,248,850	37.74%	$137,196	627	82.78%
Rate/Term Refinance	210	28,830,600	4.47	137,289	603	81.53
Equity Refinance	2,655	372,431,173	57.79	140,275	605	80.73
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

Mortgage Loan Documentation Type of the Mortgage Loans
documentation type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Full Documentation	3,820	$516,194,884	80.09%	$135,130	608	82.77%
Reduced Documentation	818	128,315,739	19.91	156,865	635	76.57
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

Occupancy Types of the Mortgage Loans
OCCUPANCY	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Primary Residence	4,307	$608,989,542	94.49%	$141,395	611	81.58%
Non Owner Occupied	302	31,481,487	4.88	104,243	654	80.81
Second/Vacation	29	4,039,594	0.63	139,296	643	81.74
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

Mortgaged Property Types of the Mortgage Loans
Property type	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
Single-family Detached	3,935	$533,065,362	82.71%	$135,468	612	81.60%
2 to 4 Family	208	34,582,728	5.37	166,263	636	78.63
Planned Unit Developments (detached)	213	36,318,103	5.63	170,508	607	83.20
Condo Low-Rise (less than 5 stories)	152	23,580,337	3.66	155,134	622	81.51
Planned Unit Developments (attached)	67	10,969,766	1.70	163,728	620	83.11
Townhouse	29	3,120,284	0.48	107,596	607	83.02
Manufactured Home	34	2,874,043	0.45	84,531	620	77.78
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

Credit Grades of the Mortgage Loans
credit grade	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
A4	1,798	$264,696,408	41.07%	$147,217	644	82.66%
AM	801	105,099,486	16.31	131,210	578	82.57
AX	1,309	191,671,199	29.74	146,426	617	82.22
B	471	55,711,679	8.64	118,284	553	78.87
C	153	17,054,609	2.65	111,468	549	69.34
CM	106	10,277,242	1.59	96,955	526	64.15
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

Prepayment Penalty Terms of the Mortgage Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
None	672	$100,154,280	15.54%	$149,039	612	80.94%
12 Months	212	35,040,376	5.44	165,285	622	81.73
24 Months	2,408	353,284,564	54.81	146,713	617	81.50
36 Months	1,209	142,534,263	22.12	117,894	602	82.08
48 Months	2	241,708	0.04	120,854	624	81.96
60 Months	124	11,621,766	1.80	93,724	607	80.72
Other(1)	11	1,633,666	0.25	148,515	613	81.74
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

(1) Other means not 0,12, 24, 36, 48, 60 and not more than 60 months.

Note Margins of the Mortgage Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
3.500 - 3.999	4	$832,382	0.13%	$208,095	686	86.16%
4.000 - 4.499	31	5,932,653	0.92	191,376	677	80.51
4.500 - 4.999	89	16,138,240	2.50	181,329	659	79.42
5.000 - 5.499	393	70,594,557	10.95	179,630	621	83.07
5.500 - 5.999	300	48,966,709	7.60	163,222	614	82.73
6.000 - 6.499	347	53,886,600	8.36	155,293	626	80.87
6.500 - 6.999	997	163,748,888	25.41	164,242	627	80.07
7.000 - 7.499	516	64,452,434	10.00	124,908	616	80.50
7.500 - 7.999	659	81,282,345	12.61	123,342	607	82.34
8.000 - 8.499	567	66,096,649	10.26	116,573	593	83.55
8.500 - 8.999	404	42,292,192	6.56	104,684	578	83.17
9.000 - 9.499	176	17,339,295	2.69	98,519	572	81.45
9.500 - 9.999	82	7,340,004	1.14	89,512	553	78.85
10.000 - 10.499	46	3,786,249	0.59	82,310	541	76.24
10.500 - 10.999	19	1,454,976	0.23	76,578	539	76.24
11.000 - 11.499	7	332,477	0.05	47,497	526	70.79
11.500 - 11.999	1	33,974	0.01	33,974	537	38.00
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

As of the cut-off date, the weighted average note margin of the Mortgage Loans will be approximately 6.9948% per annum.

Maximum Mortgage Rates of the Mortgage Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
9.000 - 9.999	1	$77,500	0.01%	$77,500	634	68.00%
10.000 - 10.999	2	615,582	0.10	307,791	695	88.33
11.000 - 11.999	108	20,088,044	3.12	186,000	670	79.43
12.000 - 12.999	668	111,153,469	17.25	166,397	640	80.15
13.000 - 13.999	1,568	235,000,678	36.46	149,873	621	81.77
14.000 - 14.999	1,422	185,562,420	28.79	130,494	601	82.46
15.000 - 15.999	661	72,462,418	11.24	109,625	578	81.73
16.000 - 16.999	172	16,029,933	2.49	93,197	548	80.18
17.000 - 17.999	31	2,971,997	0.46	95,871	553	74.53
18.000 - 18.999	5	548,583	0.09	109,717	529	78.71
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans will be approximately 13.8996% per annum.

Minimum Mortgage Rates of the Mortgage Loans
Range of minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
4.000 - 4.999	3	$721,582	0.11%	$240,527	695	86.81%
5.000 - 5.999	134	25,349,908	3.93	189,178	662	79.92
6.000 - 6.999	1,064	188,021,293	29.17	176,712	636	80.48
7.000 - 7.999	1,653	233,762,756	36.27	141,417	615	81.82
8.000 - 8.999	1,296	151,147,834	23.45	116,626	589	83.18
9.000 - 9.999	373	36,372,014	5.64	97,512	568	81.05
10.000 - 10.999	99	8,065,552	1.25	81,470	543	75.18
11.000 - 11.999	16	1,069,685	0.17	66,855	531	74.00
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans will be approximately 7.5675% per annum.

Next Interest Rate Adjustment Dates of the Mortgage Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percent of Mortgage Loans	Average principal balance	Weighted Average fico	weighted average loan-to-value ratio
2003-11	1	$56,061	0.01%	$56,061	624	85.00%
2004-06	3	591,542	0.09	197,181	591	85.44
2004-08	2	236,972	0.04	118,486	565	84.00
2004-12	2	376,891	0.06	188,445	609	78.21
2005-02	3	301,136	0.05	100,379	568	87.52
2005-03	8	867,632	0.13	108,454	582	82.83
2005-04	179	30,492,196	4.73	170,347	617	81.84
2005-05	1,384	220,968,354	34.28	159,659	621	81.47
2005-06	1,807	232,808,381	36.12	128,837	608	81.83
2005-07	250	31,091,594	4.82	124,366	609	81.22
2005-08	1	31,250	0.01	31,250	510	67.00
2005-09	1	144,087	0.02	144,087	596	70.00
2006-01	1	117,457	0.02	117,457	603	90.00
2006-02	1	180,024	0.03	180,024	523	70.00
2006-03	3	386,214	0.06	128,738	639	82.13
2006-04	19	2,223,679	0.35	117,036	628	83.12
2006-05	211	31,281,910	4.85	148,255	610	81.13
2006-06	617	74,755,166	11.60	121,159	610	81.28
2006-07	145	17,600,076	2.73	121,380	610	80.14
TOTAL	4,638	$644,510,623	100.00%	$138,963	613	81.54%

As of the cut-off date, the weighted average months to next interest rate adjustment date will be approximately 26 months.